BLACKROCK FUNDSSM

BlackRock Flexible Equity Fund

(the “Fund”)

Supplement dated February 23, 2015 to the Fund’s

Prospectus dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Manager” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2015	Managing Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND

The Fund is managed by a team of financial professionals. Peter Stournaras, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Shareholders should retain this Supplement for future reference.